                                                                 EXHIBIT 10.27.2

                       SECOND AMENDMENT TO LEASE AGREEMENT

      SECOND AMENDMENT TO LEASE AGREEMENT dated as of December 1, 1995 between TriNet Essential Facilities X, Inc., a Maryland corporation (TriNet) and Caterair International Corporation, a Delaware corporation (Caterair).

      This Second Amendment to Lease Agreement amends and forms a part of the four separate Lease Agreements, each dated as of May 15, 1993, between TriNet, as landlord, and Caterair, as tenant, as amended by First Amendment to Lease Agreement dated as of September 22, 1995, relating to property described on Exhibit A hereto (collectively, the Lease).

      Pursuant to the First Amendment to Lease Agreement, Caterair agreed to perform certain specified remedial work and delivered a letter of credit drawn on The Bank of New York in the amount of $1,000,000 to TriNet as security for the performance of remedial work on the property subject to the Lease and certain other property leased by Caterair from an affiliate of TriNet.

      Caterair proposes to perform substantial renovations to the property subject to the Lease. Caterair has requested that the deadline for completion of the remedial work be extended to June 1, 1996.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, TriNet and Caterair hereby agree as follows:

      1. TriNet agrees that the deadline for completion of the remedial work identified in the First Amendment to Lease Agreement will be deferred to June 1, 1996.

      2. Caterair agrees that, to the extent such remedial work has not been completed by June 1, 1996, TriNet may draw on the letter of credit to provide funds to complete such remedial work and pay itself the fee referred to in
Section 4.1 of the First Amendment to Lease Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above set forth.

                                  TriNet Essential Facilities X, Inc.


                                  By: /s/ JoAnn Chitty
                                      -------------------------------
                                      Name: JoAnn Chitty
                                      Title: Sr. Vice President Asset Management

                                  Caterair International Corporation

                                  By: /s/ John C. Carr
                                      -------------------------------
                                      Name: John C. Carr
                                      Title: Vice President

Consented To:

                                  SC International Services, Inc.


                                  By: /s/ John C. Carr
                                      -------------------------------
                                      Name: John C. Carr
                                      Title: Vice President

Consented To:

                                  Caterair International, Inc. (II),
                                  lease guarantor


                                  By: /s/ Thomas Statas
                                      -------------------------------
                                      Name: Thomas Statas
                                      Title: Vice President

Consented To:

                                  Sky Chefs, Inc., lease guarantor


                                  By: /s/ P.W. Tolbert
                                      -------------------------------
                                      Name: P.W. Tolbert
                                      Title: Ex. Vice President

                                  Onex Food Services, Inc., lease guarantor


                                  By: /s/ P.W. Tolbert
                                      -------------------------------
                                      Name: P.W. Tolbert
                                      Title: Ex. Vice President

                                  Morgan Guaranty Trust Company of New
                                  York, as agent, lender to TriNet


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                                                           #376 Philadelphia, PA

                                    Exhibit A

Block 55 8 19 LOT 114

ALL THAT CERTAIN real estate situated in the 40th Ward of the City of Philadelphia.

BEGINNING at a point on the Northwesterly side of Escort Street (60 feet wide) said point being located the following 2 courses and distances as measured along said Northwesterly side of Escort Street, from the point of tangency of the curve connecting said Northwesterly side of Escort Street with the Northeasterly side of Island Avenue (108 feet wide) said curve having a radius of 40 feet and an arc length of 62.832 feet; extending from said point of tangency (1) North 70 degrees 55 minutes 12 seconds East the distance of 116 feet to a point of curvature; (2) thence extending Northeastwardly along an arc curving to the left having a radius of 388 feet the arc length of 93.258 feet to the point of beginning; thence extending from said point of beginning North 32 degrees 51 minutes 05 seconds West the distance of 237.859 feet to a point; thence extending North 24 degrees 23 minutes 54 seconds East, the distance of 394.498 feet to a point; thence extending South 54 degrees 37 minutes 17 seconds East the distance of 296.575 feet to a point on the Northwesterly side of the aforementioned Escort Street (cul-de-sac); thence extending along said side of Escort Street (cul-de-sac) in a Southwestwardly direction along an arc curving to the left having a radius of 62 feet an arc length of 44.659 feet to a point of reverse curvature; thence extending Southwestwardly along an arc curving to the right having a radius of 62 feet an arc length of 45.560 feet to a point of tangency; thence extending along the aforementioned Northwesterly side of Escort Street South 36 degrees 12 minutes 43.02 seconds West the distance of 254.568 feet to point of curvature; thence continuing along said side of Escort Street on a line curving to the right having a radius of 388 feet an arc length of
141.781 feet to the first mentioned point and place of beginning.

BEING NO. 8401 Escort Street.

BEING the same premises which Marriott Corporation, a Delaware Corp. by Deed dated 12/15/1989 and recorded 1/11/1990 in Philadelphia County, in Deed Book [Illegible] 1534 page 340 conveyed unto Caterair International Corporation, a Delaware corporation, in fee, its successors and assigns.

                             EXHIBIT A                          #375 Astoria, NY

PARCEL A (LOT 51 & 53)

ALL that certain real estate situated in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the northwesterly side of 49th Street, as legally opened and widened by The City of New York, and the southerly side of Astoria Boulevard South, as legally opened and widened;

THENCE southwesterly, along the northwesterly side of 49th Street, 182.91 feet;

THENCE northwesterly at right angles to the northwesterly side of 49th Street,
109.04 feet

THENCE northeasterly along a line forming an interior angle of 94 degrees 16 minutes 18 seconds with the last mentioned course, 73.43 feet;

THENCE easterly along a line forming an interior angle of 109 degrees 38 minutes 46 seconds with the last mentioned course, 44.38 feet;

THENCE northeasterly along a line forming an interior angle of 248 degrees 09 minutes 48 seconds with the last mentioned course, 50.95 feet to the southerly side of Astoria Boulevard South;

THENCE easterly along the southerly side of Astoria Boulevard South 86.08 feet to the northwesterly side of 49th Street to the point or place of beginning.

PARCEL B (LOT 59)

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northwesterly side of 49th street (formerly 19th Avenue and Cabinet Street), distant 182.91 feet southwesterly from the corner formed by the intersection of northwesterly side of 49th Street with the southerly side of Brooklyn Queens Expressway (formerly Astoria Boulevard and Flushing Avenue);

RUNNING THENCE northwesterly at right angles to the northwesterly side of 49th Street, 109.04 feet;
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THENCE southerly on a line forming an interior angle of 85 degrees 43 minutes 41 seconds with the preceding course, 94.42 feet to land now or formerly of M. Toomey;

THENCE easterly along the said land now or formerly of M. Toomey and on a line forming an interior angle of 85 degrees 19 minutes 45 seconds with the preceding course, 35.03 feet;

THENCE southerly still along said land now or formerly of M. Toomey and on a line forming an interior angle of 276 degrees 51 minutes 41 seconds with the preceding course, 1.38 feet;

THENCE easterly still along the said land now or formerly of M. Toomey and on a line forming an interior angle of 83 degrees 33 minutes 49 seconds with the preceding course, 68.10 feet to the northwesterly side of 49th Street;

THENCE northeasterly along the northwesterly side of 49th Street, 80 feet the point or place of beginning.

                              EXHIBIT A                         #351 Astoria, NY

All that certain real property situated in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of 19th Avenue, formerly Riker Avenue, 80 feet wide and the westerly side of 46th Street, formerly 16th Avenue and Titus Street, 70 feet wide, as said street and avenue are shown on The Final Section Map of The Topographical Bureau of The City of New York, Borough of Queens;

RUNNING THENCE southerly along the westerly side of 46th Street, 350 feet;

THENCE westerly parallel with the southerly side of 19th Avenue, 200.02 feet to the easterly side of 45th Street, formerly 15th Avenue and Luyster Street, 70 feet wide as said 45th Street is shown on The Final Section Map of The Topographical Bureau of The City of New York, Borough of Queens;

RUNNING THENCE northerly along the easterly side of 45th Street, 350 feet to the corner formed by the intersection of said easterly side of 45th Street and the said southerly side of 19th Avenue; and

RUNNING THENCE easterly along the southerly side of said 19th Avenue, 200.02 feet to the corner the point or place of beginning.
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                                   Exhibit A                    #479 Orlando, FL

All that certain real property situated in Orange County, State of Florida, and described as follows:

Commence at a railroad spike marking the Northeast corner of Section 31, Township 23 South, Range 30 East, Orange County, Florida; thence South 89 degrees 44' 44" West (bearings are based on U.S.C. & G.S. Plane Coordinate System, East Zone of Florida, 1927 N.A.D.), along the Northerly boundary of said
Section 31 (being also the baseline of McCoy Road) 988.22 feet to a point; thence South 00 degrees 13' 46" East, 490.00 feet along the West line of Block "A", CASTLE TERRACE, recorded in Plat Book "V" Page 115, Public Records of Orange County, Florida, to a point on the South right of way of Collingswood Drive for a point of beginning; thence continue South 00 degrees 13' 46" East,
836.26 feet to the South line of the West 1/2 of the West 1/2 of the NE 1/4 of the NE 1/4 of said Section 31; thence South 89 degrees 39' 05" West, 329.20 feet along said South line; thence North 00 degrees 09' 41" West, 353.16 feet along the West line of the West 1/2 of the West 1/2 of the NE 1/4 of the NE 1/4 of said Section 31, thence North 89 degrees 39' 05" East, 289.78 feet; thence North 00 degrees 13' 46" West 483.15 feet; thence North 89 degrees 44' 44" East, 30.00 feet to the point of beginning.